CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited)	May 31, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.8%
COMMUNICATION SERVICES - 28.8%
Entertainment - 3.9%
Liberty Media Corp.-Liberty Formula One, Class A Shares	378,389	$15,150,696	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	671,390	29,977,563	*
Madison Square Garden Entertainment Corp.	694,567	61,976,213	*
Madison Square Garden Sports Corp.	694,567	128,522,678	*
World Wrestling Entertainment Inc., Class A Shares	896,330	50,051,067

Total Entertainment		285,678,217

Interactive Media & Services - 5.3%
Facebook Inc., Class A Shares	137,387	45,163,229	*
Twitter Inc.	5,797,827	336,273,966	*

Total Interactive Media & Services		381,437,195

Media - 19.6%
AMC Networks Inc., Class A Shares	1,616,931	86,796,856	*
Comcast Corp., Class A Shares	10,465,331	600,082,079
Discovery Inc., Class A Shares	2,645,182	84,936,794	*
Discovery Inc., Class C Shares	2,407,770	72,353,488	*
Liberty Broadband Corp., Class A Shares	950,466	154,032,520	*
Liberty Broadband Corp., Class C Shares	1,205,708	200,497,183	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	1,479,101	64,577,550	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	2,705,254	117,705,602	*
MSG Networks Inc., Class A Shares	2,128,011	32,813,930	*

Total Media		1,413,796,002

TOTAL COMMUNICATION SERVICES		2,080,911,414

CONSUMER DISCRETIONARY - 0.5%
Internet & Direct Marketing Retail - 0.5%
Qurate Retail Inc., Class A Shares	2,508,450	34,190,174

ENERGY - 0.9%
Energy Equipment & Services - 0.9%
Core Laboratories NV	1,220,023	50,996,961
NOV Inc.	808,464	13,032,440	*

TOTAL ENERGY		64,029,401

FINANCIALS - 1.2%
Capital Markets - 1.2%
Cohen & Steers Inc.	1,207,887	88,332,776

HEALTH CARE - 24.5%
Biotechnology - 15.3%
AbbVie Inc.	502,638	56,898,622
Agios Pharmaceuticals Inc.	705,569	39,356,639	*
Alkermes PLC	941,768	21,349,880	*

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2021 Quarterly Report	1

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

SECURITY	SHARES	VALUE
Biotechnology - (continued)
Amgen Inc.	650,435	$154,764,504
Biogen Inc.	1,287,557	344,395,746	*
Ionis Pharmaceuticals Inc.	2,306,791	85,927,965	*
Ultragenyx Pharmaceutical Inc.	628,697	63,944,772	*
Vertex Pharmaceuticals Inc.	1,572,461	328,062,538	*
Voyager Therapeutics Inc.	1,034,737	4,407,980	*

Total Biotechnology		1,099,108,646

Health Care Equipment & Supplies - 0.8%
Medtronic PLC	468,348	59,288,173

Health Care Providers & Services - 7.8%
Guardant Health Inc.	896,530	111,277,304	*
UnitedHealth Group Inc.	1,100,772	453,430,002

Total Health Care Providers & Services		564,707,306

Pharmaceuticals - 0.6%
Bausch Health Cos. Inc.	1,386,131	44,577,973	*

TOTAL HEALTH CARE		1,767,682,098

INDUSTRIALS - 6.1%
Aerospace & Defense - 2.7%
L3Harris Technologies Inc.	902,491	196,797,187

Building Products - 2.4%
Johnson Controls International PLC	2,591,422	172,433,220

Machinery - 0.4%
Pentair PLC	355,074	24,489,454

Road & Rail - 0.6%
Lyft Inc., Class A Shares	800,000	45,672,000	*

TOTAL INDUSTRIALS		439,391,861

INFORMATION TECHNOLOGY - 36.2%
Electronic Equipment, Instruments & Components - 5.0%
TE Connectivity Ltd.	2,664,978	361,584,215

Semiconductors & Semiconductor Equipment - 10.7%
Broadcom Inc.	802,416	379,005,149
Cree Inc.	3,345,548	334,588,256	*
Intel Corp.	998,380	57,027,466

Total Semiconductors & Semiconductor Equipment		770,620,871

Software - 14.9%
Autodesk Inc.	1,089,588	311,469,626	*
Cerence Inc.	967,832	92,069,858	*
Citrix Systems Inc.	1,165,734	134,012,780
DocuSign Inc.	737,700	148,735,074	*
Dolby Laboratories Inc., Class A Shares	769,378	75,045,130

See Notes to Schedule of Investments.

2	ClearBridge Aggressive Growth Fund 2021 Quarterly Report

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2021

SECURITY		SHARES	VALUE
Software - (continued)
FireEye Inc.		2,760,675	$61,756,300	*
Nuance Communications Inc.		4,752,662	251,415,820	*

Total Software			1,074,504,588

Technology Hardware, Storage & Peripherals - 5.6%
Seagate Technology Holdings PLC		3,167,016	303,241,782
Western Digital Corp.		1,307,679	98,376,691	*

Total Technology Hardware, Storage & Peripherals			401,618,473

TOTAL INFORMATION TECHNOLOGY			2,608,328,147

MATERIALS - 1.6%
Metals & Mining - 1.6%
Freeport-McMoRan Inc.		2,002,585	85,550,431
Nucor Corp.		293,706	30,116,613

TOTAL MATERIALS			115,667,044

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,830,077,836)			7,198,532,915

	RATE
SHORT-TERM INVESTMENTS - 0.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	28,637,347	28,637,347
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	7,159,337	7,159,337	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $35,796,684)			35,796,684

TOTAL INVESTMENTS - 100.3% (Cost - $1,865,874,520)			7,234,329,599
Liabilities in Excess of Other Assets - (0.3)%			(23,918,400)

TOTAL NET ASSETS - 100.0%			$7,210,411,199

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2021, the total market value of investments in Affiliated Companies was $7,159,337 and the cost was $7,159,337 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2021 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

5

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$7,198,532,915	—	—	$7,198,532,915
Short-Term Investments†	35,796,684	—	—	35,796,684

Total Investments	$7,234,329,599	—	—	$7,234,329,599

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended May 31, 2021. The following transactions were effected in such company for the period ended May 31, 2021.

	Affiliate Value at August 31, 2020					Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2021

		Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$2,428,166	$85,267,190	85,267,190	$80,536,019	80,536,019	—	$132	—	$7,159,337

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